CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Yearly Report On Form 10-KSB of Med-Zone Biotechnologies Acquisition, Inc. for the Year Ended May 31, 2005, I, Dennis Chen, Chief Executive Officer and Chief Financial Officer of Med-Zone Biotechnologies Acquisition, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such Yearly Report on Form 10-KSB for the year ended May 31, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Yearly Report on Form 10-KSB for the year ended May 31, 2005, fairly presents, in all material respects, the financial condition and results of operations of Med-Zone Biotechnologies Acquisition, Inc.

Dated:  September 14, 2005

MED-ZONE BIOTECHNOLOGIES ACQUISITION,INC.


By: /s/ Dennis Chen
-------------------------------------
Chief Executive Officer and
Chief Financial Officer